                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
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               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") will be held on Wednesday, June 24, 1998 at 10:45 a.m. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect Michael F. Klein as a Class I Director for the term of the Class I Directors and to elect three Class III Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 15, 1998 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 15, 1998

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This statement is furnished by the Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 24, 1998 at 10:45 a.m. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 15, 1998. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

     The Board has fixed the close of business on April 15, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 71,594,508 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY ASIA-PACIFIC FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, one Class I Director will be elected to hold office for the remaining term of the Class I Directors and until his or her successor is duly elected and qualified, and three Class III Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Michael F. Klein as a Class I Director and for Barton M. Biggs, John A. Levin and William
G. Morton, Jr. as Class III Directors.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class III and Michael F. Klein as a Class I Director are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. After the Meeting, the Audit Committee will continue to consist of those Directors of the Fund mentioned above who are not "interested persons." The Audit Committee met two times during the fiscal year ended December 31, 1997. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were five meetings of the Board of Directors held during the fiscal year ended December 31, 1997. For the fiscal year ended December 31, 1997, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                      POSITION                                       OWNED AS OF     OWNED UNDER
                                      WITH THE        PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH         FUND              OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------       --------        -------------------------      ------------   -------------   ----------
Barton M. Biggs*................   Director and    Chairman, Director and Managing      20,000               --        ***
1221 Avenue of the Americas, New   Chairman of     Director of Morgan Stanley Asset
York, New York 10020               the Board       Management Inc. and Chairman and
11/26/32                           since 1994      Director of Morgan Stanley Asset
                                                   Management Limited; Managing
                                                   Director of Morgan Stanley & Co.
                                                   Incorporated; Member of the Yale
                                                   Development Board; Director and
                                                   Chairman of the Board of various
                                                   U.S. registered investment
                                                   companies managed by Morgan
                                                   Stanley Asset Management Inc.
Michael F. Klein*...............   Director and    Principal of Morgan Stanley &            --               --        ***
1221 Avenue of the Americas, New   President       Co. Incorporated and Morgan
York, New York 10020               since 1997      Stanley Asset Management Inc.
12/12/58                                           and previously a Vice President
                                                   thereof; Director and President
                                                   of various investment companies
                                                   managed by Morgan Stanley Asset
                                                   Management Inc.; Previously
                                                   practiced law with the New York
                                                   law firm of Rogers & Wells.
Peter J. Chase..................   Director since  Chairman and Chief Financial            531               --        ***
1441 Paseo De Peralta, Santa Fe,   1994            Officer, High Mesa Technologies,
New Mexico 87501                                   Inc.; Chairman of CGL, Inc.;
10/12/32                                           Principal/Owner, Statements;
                                                   Director of various U.S.
                                                   registered investment companies
                                                   managed by Morgan Stanley Asset
                                                   Management Inc.
John W. Croghan.................   Director since  President of Lincoln Partners, a     20,000       2,881.6122        ***
200 South Wacker Drive, Chicago,   1994            partnership of Lincoln Capital
Illinois 60606                                     Management Company; Director of
6/8/30                                             St. Paul Bancorp, Inc. and
                                                   Lindsay Manufacturing Co.;
                                                   Director of various U.S.
                                                   registered investment companies
                                                   managed by Morgan Stanley Asset
                                                   Management Inc.; Previously
                                                   Director of Blockbuster
                                                   Entertainment Corporation.

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                      POSITION                                       OWNED AS OF     OWNED UNDER
                                      WITH THE        PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH         FUND              OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------       --------        -------------------------      ------------   -------------   ----------
David B. Gill...................   Director since  Director of various U.S.              1,704               --        ***
26210 Ingleton Circle, Easton,     1995            registered investment companies
Maryland 21601                                     managed by Morgan Stanley Asset
7/6/26                                             Management Inc.; Director of the
                                                   Mauritius Fund Limited; Director
                                                   of Moneda Chile Fund Limited;
                                                   Director of First NIS Regional
                                                   Fund SIAC; Director of
                                                   Commonwealth Africa Investment
                                                   Fund Ltd.; Chairman of the
                                                   Advisory Board of Advent Latin
                                                   American Private Equity Fund;
                                                   Chairman and Director of
                                                   Norinvest Bank; Director of
                                                   Surinvest International Limited;
                                                   Director of National Registry
                                                   Company; Director of South Asia
                                                   Regional Fund Ltd.; Previously
                                                   Director of Capital Markets
                                                   Department of the International
                                                   Finance Corporation; Trustee,
                                                   Batterymarch Finance Management;
                                                   Chairman and Director of Equity
                                                   Fund of Latin America S.A.;
                                                   Director of Commonwealth Equity
                                                   Fund Limited; and Director of
                                                   Global Securities, Inc.
Graham E. Jones.................   Director since  Senior Vice President of BGK            700         675.0915        ***
330 Garfield Street, Suite 200,    1995            Properties; Trustee of ten
Santa Fe, New Mexico 87501                         investment companies managed by
1/31/33                                            Weiss, Peck & Greer; Trustee of
                                                   various investment companies
                                                   managed by Morgan Grenfell
                                                   Capital Management Incorporated;
                                                   Director of various U.S.
                                                   registered investment companies
                                                   managed by Morgan Stanley Asset
                                                   Management Inc.; Previously
                                                   Chief Financial Officer of
                                                   Practice Management Systems,
                                                   Inc.
John A. Levin...................   Director since  Chairman and Chief Executive          5,334       1,695.9961        ***
One Rockefeller Plaza, New York,   1995            Officer of John A. Levin & Co.,
New York 10020                                     Inc.; Director of various U.S.
8/20/38                                            registered investment companies
                                                   managed by Morgan Stanley Asset
                                                   Management Inc.; Director,
                                                   President and Chief Executive
                                                   Officer of Baker Fentress &
                                                   Company

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                      POSITION                                       OWNED AS OF     OWNED UNDER
                                      WITH THE        PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH         FUND              OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------       --------        -------------------------      ------------   -------------   ----------
William G. Morton, Jr...........   Director since  Chairman and Chief Executive          1,412               --        ***
One Boston Place,                  1995            Officer of Boston Stock
Boston, Massachusetts 02108                        Exchange; Director of Tandy
3/13/37                                            Corporation; Director of various
                                                   U.S. registered investment
                                                   companies managed by Morgan
                                                   Stanley Asset Management Inc.
Harold J. Schaaff, Jr.*.........   Vice President  Principal of Morgan Stanley &            --               --        ***
1221 Avenue of the Americas New    since 1994      Co. Incorporated and Morgan
York, New York 10020                               Stanley Asset Management Inc.;
6/10/60                                            General Counsel and Secretary of
                                                   Morgan Stanley Asset Management
                                                   Inc.; Officer of various
                                                   investment companies managed by
                                                   Morgan Stanley Asset Management
                                                   Inc.
Joseph P. Stadler*..............   Vice President  Principal of Morgan Stanley &            --               --        ***
1221 Avenue of the Americas New    since 1994      Co. Incorporated and Morgan
York, New York 10020                               Stanley Asset Management Inc.;
6/7/54                                             Officer of various investment
                                                   companies managed by Morgan
                                                   Stanley Asset Management Inc.;
                                                   Previously with Price Waterhouse
                                                   LLP.
Stefanie V. Chang*..............   Vice President  Vice President of Morgan Stanley         --               --        ***
1221 Avenue of the Americas New    since 1997      & Co. Incorporated and Morgan
York, New York 10020                               Stanley Asset Management Inc.;
11/30/66                                           Officer of various investment
                                                   companies managed by Morgan
                                                   Stanley Asset Management Inc.;
                                                   Previously practiced law with
                                                   the New York law firm of Rogers
                                                   & Wells.
Valerie Y. Lewis*...............   Secretary       Vice President of Morgan Stanley         --               --        ***
1221 Avenue of the Americas New    since 1994      & Co. Incorporated and Morgan
York, New York 10020                               Stanley Asset Management Inc.;
3/26/56                                            Officer of various investment
                                                   companies managed by Morgan
                                                   Stanley Asset Management Inc.;
                                                   Previously with Citicorp.

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                      POSITION                                       OWNED AS OF     OWNED UNDER
                                      WITH THE        PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH         FUND              OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------       --------        -------------------------      ------------   -------------   ----------
Joanna Haigney..................   Treasurer       Assistant Vice President and             --               --        ***
73 Tremont Street, Boston,         since 1997      Manager of Fund Administration,
Massachusetts 02108                                Chase Global Funds Services
10/10/66                                           Company; Officer of various
                                                   investment companies managed by
                                                   Morgan Stanley Asset Management
                                                   Inc.; Previously with Coopers &
                                                   Lybrand LLP.
Belinda Brady...................   Assistant       Manager, Fund Administration,            --               --        ***
73 Tremont Street, Boston,         Treasurer       Chase Global Funds Services
Massachusetts 02108                since 1996      Company; Officer of various
1/23/68                                            investment companies managed by
                                                   Morgan Stanley Asset Management
                                                   Inc.; Previously with Price
                                                   Waterhouse LLP.
All Directors and
  Officers as a Group..............................................................     49,681       5,252.6998        ***
                                                                                        ======       ==========        ===

---------------

- "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang and Ms. Lewis are officers of the Manager.
** This information has been furnished by each nominee, director and officer. *** Less than 1%.
+ Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $10,123. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $1,784 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1997 were approximately $63,210.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by
MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1997.

                                                  PENSION OR                                  NUMBER OF
                                                  RETIREMENT       TOTAL COMPENSATION          FUNDS IN
                              AGGREGATE        BENEFITS ACCRUED      FROM FUND AND           FUND COMPLEX
                             COMPENSATION       AS PART OF THE     FUND COMPLEX PAID          FOR WHICH
   NAME OF DIRECTORS       FROM FUND(2)(3)     FUND'S EXPENSES     TO DIRECTORS(2)(4)     DIRECTOR SERVES(5)
   -----------------       ---------------     ----------------    ------------------     ------------------
Barton M. Biggs(1).....        $     0               None               $     0                   18
Michael F. Klein(1)....              0               None                     0                   18
Peter J. Chase.........         10,816               None                72,207                   13
John W. Croghan........         10,279               None                76,959                   13
David B. Gill..........         10,816               None                76,868                   13
Graham E. Jones........         10,833               None                72,703                   13
John A. Levin..........         10,250               None                96,084                   14
William G. Morton,
  Jr...................         10,216               None                68,543                   13
Warren J.
  Olsen(1)(6)..........              0               None                     0                   17
Frederick B.
  Whittemore(1)(7).....              0               None                     0                   17

---------------

(1) "Interested persons" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1997, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $10,279, Mr. Jones earned $16 and Mr. Levin earned $10,250 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1997. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $76,959, Mr. Gill earned $21,239, Mr. Jones earned $496 and Mr. Levin earned $86,084 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1997. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1997.
(6) Mr. Olsen resigned as President and Director of the Fund effective June 30, 1997.
(7) Mr. Whittemore resigned as a Director of the Fund effective March 14, 1997.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and inadvertently failed to file such reports on a timely basis for Belinda Brady and Stefanie V. Chang.

     The election of Messrs. Klein, Biggs, Levin and Morton requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1998. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 15, 1998:

           NAME AND ADDRESS OF                         AMOUNT AND NATURE OF
             BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP              PERCENT OF CLASS
           -------------------                         --------------------              ----------------
Morgan Stanley Dean Witter & Co...........  1,587,187 shares with shared voting power         6.02%
  1585 Broadway                             and shared dispositive power; 2,726,219
  New York, New York 10036                  shares with shared dispositive power but no
                                            voting power(1)
City of London Investment Group PLC.......
  10 Eastcheap                              4,673,377 shares with sole voting power and        6.5%
  London EC3M IAJ                           sole dispositive power(2)
  England
City of London Investment Management
  Company Ltd.............................  4,562,406 shares with sole voting power and        6.4%
  10 Eastcheap                              sole dispositive power(3)
  London EC3M IAJ
  England
Lowe, Brockenbrough & Tattersall Strategic
  Advisors, Inc...........................  3,973,300 shares with sole voting power and        5.6%
  6620 W. Broad Street                      sole dispositive power(4)
  Suite 300
  Richmond, Virginia 23230-1720

---------------
(1) Based on a Schedule 13G filed with the Commission on February 17, 1998.
(2) Based on a Schedule 13G filed with the Commission on February 11, 1998.
(3) Based on a Schedule 13G filed with the Commission on February 11, 1998.
(4) Based on a Schedule 13G filed with the Commission on January 22, 1998.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before January 15, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 15, 1998

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, VALERIE Y. LEWIS, HAROLD J. SCHAAFF JR. AND STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 15, 1998 at the Annual Meeting of Stockholders to be held on June 24, 1998, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 15, 1998.


            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X]  Please mark your votes as in this sample.

1.   Election of the following nominees as Directors:


FOR            WITHHELD

[ ]            [ ]

                   Class I Nominee:
                   Michael F. Klein

                   Class III Nominees:
                   Barton M. Biggs, John A. Levin and William G. Morton, Jr.



                   ______________________________________
                   For all nominees except as noted above


2. Ratification of the selection of Price Waterhouse LLP as independent accountants.


     FOR                AGAINST            ABSTAIN

     [ ]                [ ]                [ ]


3. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND IN FAVOR OF PROPOSAL NO. 2.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.


If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURES(S) _________________________________


DATE ___________________, 1998

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]